Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

by and among

the Persons listed on Schedule A and Schedule B hereto

and

ROYALTY PHARMA PLC

Dated as of June 18, 2020

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

This REGISTRATION RIGHTS AGREEMENT, dated as of June 18, 2020 (as it may be amended supplemented or otherwise modified from time to time, this “Agreement”), is made among Royalty Pharma plc, an English public limited company incorporated under the laws of England and Wales (the “Company”); the persons listed on Schedule A hereto and any transferee of Registrable Securities to whom any person listed on Schedule A hereto shall Assign any rights hereunder in accordance with Section 4.6 (each such Person, a “Holder”); and the persons listed on Schedule B hereto and any transferee of Registrable Securities to whom any persons listed on Schedule B hereto shall Assign any rights hereunder in accordance with Section 4.6 (each such Person, a “Specified Holder”). Capitalized terms used in this Agreement without definition have the meaning set forth in Section 1.

W I T N E S S E T H:

WHEREAS, the Company is currently contemplating an underwritten IPO (as defined below) of the Company Shares (as defined below); and

WHEREAS, the Company desires to grant registration rights to the Holders and Specified Holders on the terms and conditions set out in this Agreement as part of the arrangements necessary to enable the Company to undertake the IPO;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

1.        Certain Definitions. As used herein, the following terms shall have the following meanings:

“Additional Piggyback Rights” has the meaning set forth in Section 2.2(c).

“Affiliate” means with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such Person.

“Agreement” has the meaning set forth in the preamble.

“Assign” means to directly or indirectly sell, transfer, assign, distribute, exchange, pledge, hypothecate, mortgage, grant a security interest in, encumber or otherwise dispose of Registrable Securities, whether voluntarily or by operation of law, including by way of a merger. “Assignor,” “Assignee,” “Assigning” and “Assignment” have meanings corresponding to the foregoing.

“automatic shelf registration statement” has the meaning set forth in Section 2.4.

“Board” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or day on which banking institutions in New York, New York or London, England are authorized or obligated by law or executive order to close.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

“Carryover Amount” for any Holder means, with respect to any registered offering in which such Holder elected not to participate after receipt of a notice under Section 2.2(a), a number of Registrable Securities equal to the number of Registrable Securities then held by such Holder, multiplied by a fraction (expressed as a percentage), the numerator of which is equal to the number of Registrable Securities sold by the Holder that sold the most Registrable Securities in such offering and the denominator of which is the number of Registrable Securities held by such Holder immediately prior to such offering.

“Claims” has the meaning set forth in Section 2.9(a).

“Company” has the meaning set forth in the preamble.

“Company Shares” means Class A ordinary shares of the Company, par value $0.0001 per share, and any and all securities of any kind whatsoever of the Company that may be issued by the Company after the date hereof in respect of, in exchange for, or in substitution of, Company Shares, pursuant to any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations, reorganizations and the like occurring after the date hereof.

“Company Shares Equivalents” means, with respect to the Company, all options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject) Company Shares or other equity securities of the Company (including, without limitation, any note or debt security convertible into or exchangeable for Company Shares or other equity securities of the Company) including any LP Interests or RP Holdings Class B Shares.

“Continuing Investors Partnerships” means RPI US Partners 2019, LP and RPI International Holdings 2019, LP.

“Demand Exercise Notice” has the meaning set forth in Section 2.1(a).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Demand Registration Request” has the meaning set forth in Section 2.1(a).

“Exchange” means the exchange of RP Holdings Class B Shares for Company Shares pursuant to the Exchange Agreement.

“Exchange Agreement” means the agreement entered into by the Company, RP Holdings, the Continuing Investors Partnerships and RPI EPA Holdings, LP, dated as of June 16, 2020.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expenses” means any and all fees and expenses incident to the Company’s performance of or compliance with Article 2, including, without limitation: (i) SEC,

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

stock exchange or FINRA, and all other registration and filing fees and all listing fees and fees with respect to the inclusion of securities on the Nasdaq Global Select Market or on any other securities market on which the Company Shares are listed or quoted, (ii) fees and expenses of compliance with state securities or “blue sky” laws of any state or jurisdiction of the United States or compliance with the securities laws of foreign jurisdictions and in connection with the preparation of a “blue sky” survey, including, without limitation, reasonable fees and expenses of outside “blue sky” counsel and securities counsel in foreign jurisdictions, (iii) word processing, printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration or underwritten offering, the fees and disbursements of one counsel for the Participating Holders (selected by the Initiating Holder(s) or, if there are no Initiating Holders, by the Majority Participating Holders), (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or comfort letter and updates thereof) and fees and expenses of other Persons, including special experts, retained by the Company, (ix) fees and expenses payable to any Qualified Independent Underwriter, (x) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities, including reasonable fees and expenses of counsel for the underwriters in connection with any filing with or review by FINRA (excluding, for the avoidance of doubt, any underwriting discount, commissions, or spread), (xi) fees and expenses of any transfer agent or custodian and (xii) expenses for securities law liability insurance and any rating agency fees.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Fully-Diluted Basis” means, with respect to the Company Shares, all issued and outstanding Company Shares and all Company Shares issuable in respect of securities convertible into or exchangeable for such Company Shares, all stock appreciation rights, options, warrants and other rights to purchase or subscribe for such Company Shares or securities convertible into or exchangeable for such Company Shares, including any of the foregoing stock appreciation rights, options, warrants or other rights to purchase or subscribe for such Company Shares that are subject to vesting.

“Holder” or “Holders” has the meaning set forth in the preamble.

“Initiating Holder(s)” has the meaning set forth in Section 2.1(a).

“IPO” means the first underwritten public offering of the ordinary shares of the Company to the general public pursuant to a registration statement filed with the SEC completed on or about the date of this Agreement.

“Limited Partnership Agreements” means the Amended and Restated Limited Partnership Agreements of each of the Continuing Investors Partnerships.

“LP Interests” means limited partnership interests in either of the Continuing Investors Partnerships.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

“Litigation” means any action, proceeding or investigation in any court or before any governmental authority.

“Lock-Up Agreement” means any agreement entered into by a Holder or Specified Holder that provides for restrictions on the transfer of Registrable Securities held by such Holder or Specified Holder.

“Majority Participating Holders” means the Participating Holders holding more than 50% of the Registrable Securities proposed to be included in offerings of Registrable Securities by such Participating Holders pursuant to Section 2.1 or Section 2.2.

“Manager” has the meaning set forth in Section 2.1(c).

“Participating Holders” means all Holders and Specified Holders, as applicable, of Registrable Securities, which are proposed to be included in any registration or offering of Registrable Securities pursuant to Section 2.1 or Section 2.2.

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, governmental entity or agency or other entity of any kind or nature.

“Piggyback Holders” means Holders and Specified Holders.

“Piggyback Shares” has the meaning set forth in Section 2.3(a)(v).

“Qualified Independent Underwriter” means a “qualified independent underwriter” within the meaning of FINRA Rule 5121.

“Registrable Securities” means any Company Shares held of record or beneficially owned by the Holders, any family members of the Holders and/or any of their respective Affiliates, or the Specified Holders, as applicable, at any time (including those held as a result of the conversion or exercise of Company Shares Equivalents), whether now owned or acquired by the Holders, any family members of the Holders and/or any of their respective Affiliates at a later time, and any Company Shares issuable upon an Exchange; provided that, as to any Registrable Securities held or beneficially owned by a particular Holder, any family members of the Holders and/or any of their respective Affiliates or a Specified Holder, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities are eligible to be sold by such Holder or Specified Holder in a single transaction in compliance with the requirements of Rule 144 under the Securities Act, as such Rule 144 may be amended (or any successor provision thereto). For the avoidance of doubt, it being understood that any Company Share issuable upon an Exchange shall be considered a Registrable Security and held by the Holder or Specified Holder of the LP Interests with respect to which it is issuable for all purposes hereunder prior to its issuance.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

“RP Holdings Class B Shares” means the RP Holdings Class B ordinary shares.

“RP Holdings” means Royalty Pharma Holdings Ltd.

“Rule 144” and “Rule 144A” have the meaning set forth in Section 4.2.

“SEC” means the U.S. Securities and Exchange Commission.

“Section 2.3(a) Sale Number” has the meaning set forth in Section 2.3(a).

“Section 2.3(b) Sale Number” has the meaning set forth in Section 2.3(b).

“Section 2.3(c) Sale Number” has the meaning set forth in Section 2.3(c).

“Securities Act” means the United States Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Specified Holder” or “Specified Holders” has the meaning set forth in the preamble.

“Subsidiary” means any direct or indirect subsidiary of the Company on the date hereof and any direct or indirect subsidiary of the Company organized or acquired after the date hereof.

“Transfer” means, with respect to any Company Shares, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, mortgage, encumber, hypothecate or otherwise transfer, in whole or in part, any of the economic consequences of ownership of such Company Shares, whether directly or indirectly, or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, mortgage, encumbrance, hypothecation or other transfer, in whole or in part, of any of the economic consequences of ownership of such Company Shares or any agreement or commitment to do any of the foregoing. For the avoidance of doubt, a transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition of an interest in any Holder, or direct or indirect parent thereof, all or substantially all of whose assets are, directly or indirectly, Company Shares shall constitute a “Transfer” of Company Shares for purposes of this Agreement. For the avoidance of doubt, a transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition of an interest in any Holder, or direct or indirect parent thereof, which has substantial assets in addition to Company Shares shall not constitute a “Transfer” of Company Shares for purposes of this Agreement.

“Valid Business Reason” has the meaning set forth in Section 2.1(a)(iv).

“WKSI” has the meaning set forth in Section 2.4.

2.        Registration Rights.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

2.1.        Demand Registrations. (a) If the Company shall receive from (i) any Holder at any time beginning 180 days after the closing of the IPO, a written request that the Company file a registration statement with respect to all or a portion of the Registrable Securities (a “Demand Registration Request,” and the registration so requested is referred to herein as a “Demand Registration,” and the sender(s) of such request pursuant to this Agreement shall be known as the “Initiating Holder(s)”), then the Company shall, within five Business Days of the receipt thereof, give written notice (the “Demand Exercise Notice”) of such request to all other Holders, and subject to the limitations of this Section 2.1, use its reasonable best efforts to effect, as soon as practicable, the registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 thereunder if so requested and if the Company is then eligible to use such a registration) of all Registrable Securities that the Holders request to be registered. The Company shall not be required to effect more than two Demand Registrations in any calendar year pursuant to this Section 2.1. However, the Company shall not be obligated to take any action to effect any Demand Registration:

(i)        within three months after a Demand Registration pursuant to this Section 2.1 that has been declared or ordered effective;

(ii)        during the period starting with the date 15 days prior to its good faith estimate of the date of filing of, and ending on a date 90 days after the effective date of, a Company-initiated registration (other than a registration relating solely to the sale of securities to directors of the Company pursuant to a stock option, stock purchase or similar plan or to an SEC Rule 145 transaction), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(iii)        where the anticipated offering price, before any underwriting discounts or commissions and any offering-related expenses, is equal to or less than $100,000,000;

(iv)        if the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board, any registration of Registrable Securities should not be made or continued (or sales under a shelf registration statement should be suspended) because (i) such registration (or continued sales under a shelf registration statement) would materially and adversely interfere with any existing or potential material financing, acquisition, corporate reorganization or merger or other material transaction or event involving the Company or any of its subsidiaries or (ii) the Company is in possession of material non-public information, the disclosure of which has been determined by the Board to not be in the Company’s best interests (in either case, a “Valid Business Reason”) , then (x) the Company may postpone filing a registration statement relating to a Demand Registration Request or suspend sales under an existing shelf registration statement until five Business Days after such Valid Business Reason no longer exists, but in no event for more than 90 days after the date the Board determines a Valid Business Reason exists and (y) in case a registration statement has been filed relating to a Demand Registration Request, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until five Business Days after such Valid Business Reason no longer exists, but in no event for more than 90 days after the date the Board determines a Valid Business Reason exists; and the Company shall give written notice to the Participating Holders of its determination to postpone or withdraw a registration statement or suspend sales under a shelf registration statement and of the fact that the Valid Business Reason for such postponement, withdrawal or suspension no longer exists, in each case, promptly after the occurrence thereof; provided, however, that the Company shall not defer its obligation in this manner for more than 90 days in any 12 month period; or

(v)        in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

If the Company shall give any notice of postponement, withdrawal or suspension of any registration statement pursuant to clause (iv) of this Section 2.1(a), the Company shall not, during the period of postponement, withdrawal or suspension, register any Company Shares, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause (iv) of this Section 2.1(a), such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed pursuant to a Demand Registration (whether pursuant to clause (iv) of this Section 2.1(a) or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, not later than five Business Days after the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than 90 days after the date of the postponement or withdrawal), use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with Section 2.1 (unless the Initiating Holders shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to clause (iv) of this Section 2.1(a).

(b)

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

(i)        The Company, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holders and (y) the Registrable Securities of any other Holder of Registrable Securities, which shall have made a written request to the Company for inclusion in such registration pursuant to Section 2.2 (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Participating Holder) within ten Business Days after the receipt of the Demand Exercise Notice.

(ii)        The Company shall, as expeditiously as possible, but subject to the limitations set forth in this Section 2.1, use its reasonable best efforts to (x) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution and (y) if requested by the Initiating Holder(s), obtain acceleration of the effective date of the registration statement relating to such registration.

(c)        In connection with any Demand Registration, the Initiating Holder shall have the right to designate the lead managing underwriter (any lead managing underwriter for the purposes of this Agreement, the “Manager”) in connection with such registration and each other managing underwriter for such registration, in each case subject to consent of the Company, not to be unreasonably withheld.

(d)        If so requested by the Initiating Holder(s), the Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company and the Initiating Holder(s).

(e)        Any Holder that intends to sell Registrable Securities by means of a shelf registration pursuant to Rule 415 thereunder, shall give the Company two days’ prior notice of any such sale.

2.2.        Piggyback Registrations.

(a)        If, at any time or from time to time the Company proposes or is required to register or commence an offering of any of its securities for its own account or otherwise (other than pursuant to registrations on Form S-4 or Form S-8 or any similar successor forms thereto) (including but not limited to the registrations or offerings pursuant to Section 2.1), the Company will:

(i)        promptly give to each Piggyback Holder written notice thereof (in any event within five Business Days) prior to the filing of any registration statement under the Securities Act; and

(ii)        include in such registration and in any underwriting involved therein (if any), all the Registrable Securities specified in a written request or requests, made within five Business Days after mailing or personal delivery of such written notice

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

from the Company, by any of the Piggyback Holders, except as set forth in Sections 2.2(b) and 2.2(f), with the securities which the Company at the time proposes to register or sell to permit the sale or other disposition by the Piggyback Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered or sold, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the registration statement filed by the Company or the prospectus related thereto. There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence which the Company is obligated to effect. No registration of Registrable Securities effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations under Section 2.1 hereof.

(b)        If the registration in this Section 2.2 involves an underwritten offering, the right of any Piggyback Holder to include its Registrable Securities in a registration or offering pursuant to this Section 2.2 shall be conditioned upon such Piggyback Holder’s participation in the underwriting and the inclusion of such Piggyback Holder’s Registrable Securities in the underwriting to the extent provided herein. All Piggyback Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or the Initiating Holder(s) in the event of a registration or offering pursuant to Section 2.1.

(c)        The Company, subject to 2.3 and 2.6, may elect to include in any registration statement and offering pursuant to demand registration rights by any Person, (i) authorized but unissued shares of Company Shares or Company Shares held by the Company as treasury shares and (ii) any other Company Shares which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Company after the date hereof and which are not inconsistent with or more favorable than the rights granted in, or otherwise conflict with the terms of, this Agreement (“Additional Piggyback Rights”); provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to, and subject to, the terms of the underwriting agreement or arrangements, if any, entered into by the Initiating Holders.

(d)        Other than in connection with a Demand Registration, if, at any time after giving written notice of its intention to register or sell any equity securities and prior to the effective date of the registration statement filed in connection with such registration or sale of such equity securities, the Company shall determine for any reason not to register or sell or to delay registration or sale of such equity securities, the Company may, at its election, give written notice of such determination to all Piggyback Holders of record of Registrable Securities and (i) in the case of a determination not to register or sell, shall be relieved of its obligation to register or sell any Registrable Securities in connection with such abandoned registration or sale, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration or sale of its equity securities, shall be permitted to delay the registration or sale of such Registrable Securities for the same period as the delay in registering such other equity securities.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

(e)        Notwithstanding anything contained herein to the contrary, the Company shall, at the request of any Piggyback Holder, file any prospectus supplement or post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Piggyback Holder if such disclosure or language was not included in the initial registration statement, or revise such disclosure or language if deemed necessary or advisable by such Piggyback Holder including filing a prospectus supplement naming the Piggyback Holders, partners, members and shareholders to the extent required by law. Any Piggyback Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 without prejudice to the rights of such Holders under Section 2.1, by giving written notice to the Company of its request to withdraw; provided, however, that such request must be made in writing prior to the earlier of the execution by such Piggyback Holder of the underwriting agreement or the execution by such Piggyback Holder of the custody agreement with respect to such registration or as otherwise required by the underwriters.

(f)        Notwithstanding anything in this Agreement to the contrary, the rights of any Piggyback Holder set forth in this Agreement shall be subject to any Lock-Up Agreement that such Piggyback Holder has entered into.

2.3.        Allocation of Securities Included in Registration Statement or Offering.

(a)        Notwithstanding any other provision of this Agreement, in connection with an underwritten offering initiated by a Demand Registration Request, if the Manager advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten (such number, the “Section 2.3(a) Sale Number”) within a price range acceptable to the Initiating Holders, the Manager shall so advise all Piggyback Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the Company shall use its reasonable best efforts to include in such registration or offering, as applicable, the number of shares of Registrable Securities in the registration and underwriting as follows:

(i)        first, all Registrable Securities requested to be included in such registration or offering by the Holders thereof (including pursuant to the exercise of piggyback rights pursuant to Section 2.2); provided, however, that if such number of Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities (not to exceed the Section 2.3(a) Sale Number) to be included in such registration shall be allocated among all such Holders requesting inclusion thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing of the registration statement or the time of the offering, as applicable, as adjusted to give effect to any Carryover Amount(s) for any such Holder;

(ii)        second, if by the withdrawal of Registrable Securities by a Holder, a greater number of Registrable Securities held by other Holders may be included in such registration or offering (up to the Section 2.3(a) Sale Number), then the Company shall offer to all Holders who have included Registrable Securities in the

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

registration or offering the right to include additional Registrable Securities in the same proportions as set forth in Section 2.3(a)(i).

(iii)        third, to the extent that the number of Registrable Securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, and if the underwriter so agrees, any securities that Specified Holders propose to register or sell, up to the Section 2.3(a) Sale Number; provided, however, that if such number of Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities (not to exceed the Section 2.3(a) Sale Number) to be included in such registration shall be allocated among all such Specified Holders requesting inclusion thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Specified Holders at the time of filing of the registration statement or the time of the offering, as applicable; and

(iv)        fourth, to the extent that the number of Registrable Securities to be included pursuant to clauses (i), (ii) and (iii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, and if the underwriter so agrees, any securities that the Company proposes to register or sell, up to the Section 2.3(a) Sale Number; and

(v)        fifth, to the extent that the number of securities to be included pursuant to clauses (i), (ii), (iii) and (iv) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, the remaining securities to be included in such registration or offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration or offering pursuant to the exercise of Additional Piggyback Rights (“Piggyback Shares”), based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(a) Sale Number.

(b)        In a registration or offering made pursuant to Section 2.2 that involves an underwritten primary offering on behalf of the Company, which was initiated by the Company, if the Manager determines that marketing factors require a limitation of the number of shares to be underwritten (such number, the “Section 2.3(b) Sale Number”) in order for the sale of the securities to be within a price range acceptable to the Company, the Company shall so advise all Piggyback Holders whose securities would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated as follows:

(i)        first, all equity securities that the Company proposes to register for its own account;

(ii)        second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining Registrable Securities (not to exceed the Section 2.3(b) Sale Number) to be included in the underwritten offering shall be allocated among all Holders requesting

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

inclusion pursuant to exercise of rights under Section 2.2 in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion, as adjusted to give effect to any Carryover Amount(s) for any such Holder;

(iii)        third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining Registrable Securities (not to exceed the Section 2.3(b) Sale Number) to be included in the underwritten offering shall be allocated among all Specified Holders requesting inclusion pursuant to exercise of rights under Section 2.2 in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Specified Holders based on the number of Registrable Securities then owned by each such Specified Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Specified Holders requesting inclusion; and

(iv)        fourth, to the extent that the number of securities to be included pursuant to clauses (i), (ii) and (iii) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(b) Sale Number.

(c)        If any registration pursuant to Section 2.2 involves an underwritten offering by any Person(s) other than a Holder or Specified Holder to whom the Company has granted registration rights which are not more favorable than or inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement, the Manager (as selected by the Company or such other Person) shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the “Section 2.3(c) Sale Number”) that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include shares in such registration as follows:

(i)        first, the shares requested to be included in such underwritten offering shall be allocated on a pro rata basis among such Person(s) requesting the registration and all Holders requesting that Registrable Securities be included in such registration pursuant to the exercise of piggyback rights pursuant to Section 2.2, based on the aggregate number of securities or Registrable Securities, as applicable, then owned by each of the foregoing requesting inclusion in relation to the aggregate number of securities or Registrable Securities, as applicable, owned by all such Holders and Persons requesting inclusion, up to the Section 2.3(c) Sale Number, as adjusted to give effect to any Carryover Amount(s) for any such Holder;

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

(ii)        second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining shares to be included in such underwritten offering shall be allocated on a pro rata basis among all Specified Holders requesting that Registrable Securities be included in such registration pursuant to the exercise of piggyback rights pursuant to Section 2.2, based on the aggregate number of Registrable Securities then owned by each Specified Holder requesting inclusion in relation to the aggregate number of securities or Registrable Securities, as applicable, owned by all such Specified Holders requesting inclusion, up to the Section 2.3(c) Sale Number;

(iii)        third, to the extent that the number of securities to be included pursuant to clause (i) and (ii) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining shares to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(c) Sale Number; and

(iv)        third, to the extent that the number of securities to be included pursuant to clauses (i), (ii) and (iii) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining shares to be included in such registration shall be allocated to shares the Company proposes to register for its own account, up to the Section 2.3(c) Sale Number.

(d)        If any Piggyback Holder of Registrable Securities disapproves of the terms of the underwriting, or if, as a result of the proration provisions set forth in clauses (a), (b) or (c) of this Section 2.3, any Piggyback Holder shall not be entitled to include all Registrable Securities in a registration or offering that such Piggyback Holder has requested be included, such Piggyback Holder may elect to withdraw such Piggyback Holder’s request to include Registrable Securities in such registration or offering or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing, to the Company, Manager and, if applicable, the Initiating Holder(s), prior to the execution of the underwriting agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable and, after making such withdrawal or reduction, such Piggyback Holder shall no longer have any right to include such withdrawn Registrable Securities in the registration as to which such withdrawal or reduction was made to the extent of the Registrable Securities so withdrawn or reduced, without prejudice, however, to the rights of Holders under Section 2.1.

2.4.        Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible (but, in any event, within 75 days after a Demand Registration Request in the case of Section 2.4(a) below) and, to the fullest extent permitted by applicable law, in connection with the Registration of the

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

Registrable Securities and, where applicable, a takedown off of a shelf registration statement:

(a)        prepare and file all filings with the SEC and FINRA required for the consummation of the offering, including preparing and filing with the SEC a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which registration form (i) shall be selected by the Company and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable registration form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its reasonable best efforts to cause such registration statement to become effective and remain continuously effective from the date such registration statement is declared effective until the earliest to occur (A) the first date as of which all of the Registrable Securities included in the registration statement have been sold or (B) a period of 90 days in the case of an underwritten offering effected pursuant to a registration statement other than a shelf registration statement and a period of three years in the case of a shelf registration statement (provided, however, that as far in advance as reasonably practicable before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or state “blue sky” laws of any jurisdiction, or any free writing prospectus related thereto, the Company will furnish to one counsel for the Piggyback Holders participating in the planned offering (selected by the Initiating Holder(s), or if there are no Initiating Holder(s), by the Majority Participating Holders) and to one counsel for the Manager, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel (provided that the Company shall be under no obligation to make any changes suggested by the Participating Holders), and the Company shall not file any registration statement or amendment thereto, any prospectus or supplement thereto or any free writing prospectus related thereto to which the Initiating Holders or the underwriters, if any, shall reasonably object);

(b)        prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith and such free writing prospectuses and Exchange Act reports as may be necessary to keep such registration statement continuously effective for the period set forth in Section 2.4(a) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (and, in connection with any shelf registration statement, file one or more prospectus supplements pursuant to Rule 424 under the Securities Act covering Registrable Securities upon the request of one or more Holders wishing to offer or sell Registrable Securities whether in an underwritten offering or otherwise);

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

(c)        in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the Manager of such offering;

(d)        furnish, without charge, to each Participating Holder and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus filed under Rule 424 under the Securities Act and each free writing prospectus utilized in connection therewith, in each case, in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) or free writing prospectus by each such Participating Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

(e)        use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or state “blue sky” laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions (including keeping such registration or qualification in effect for so long as such registration statement remains in effect), except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (e), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(f)        promptly notify each Participating Holder and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the registration statement or any free writing prospectus has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or state “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement or any amendment thereto, the prospectus related

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

thereto or any supplement thereto, any document incorporated therein by reference, any free writing prospectus or the information conveyed to any purchaser at the time of sale to such purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

(g)        comply (and continue to comply) with all applicable rules and regulations of the SEC (including, without limitation, maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act), and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 45 days, or 90 days if it is a fiscal year, after the end of such 12 month period described hereafter), an earnings statement (which need not be audited) covering the period of at least 12 consecutive months beginning with the first day of the Company’s first fiscal quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(h)        (i) (A) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (B) if no similar securities are then so listed, to cause all such Registrable Securities to be listed on a national securities exchange and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter’s arranging for the registration of at least two market makers as such with respect to such shares with FINRA, and (ii) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including without limitation all corporate governance requirements;

(i)        cause its senior management and officers to participate in, and to otherwise facilitate and cooperate with the preparation of the registration statement and prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and rating agency presentations) taking into account the Company’s reasonable business needs;

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

(j)        provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(k)        enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Initiating Holder(s) or the Majority Participating Holders or the underwriters shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (it being understood that the Participating Holders of the Registrable Securities which are to be distributed by any underwriters shall be parties to any such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Participating Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters);

(l)        use its reasonable best efforts (i) to obtain an opinion from the Company’s counsel and a comfort letter and updates thereof from the Company’s independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such registration statement, in each case, in customary form and covering such matters as are customarily covered by such opinions and comfort letters (including, in the case of such comfort letter, events subsequent to the date of such financial statements) delivered to underwriters in underwritten public offerings, which opinion and letter shall be dated the dates such opinions and comfort letters are customarily dated and otherwise reasonably satisfactory to the underwriters, if any, and to the Initiating Holder(s) and the Majority Participating Holders, and (ii) furnish to each Participating Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such underwriter;

(m)        deliver promptly to counsel for each Participating Holder and to each managing underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by counsel for each Participating Holder, by counsel for any underwriter, participating in any disposition to be effected pursuant to such registration statement and by any accountant or other agent retained by any Participating Holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such counsel for a Participating Holder, counsel for an underwriter, accountant or agent in connection with such registration statement;

(n)        use its reasonable best efforts to prevent the issuance or obtain the prompt withdrawal of any order suspending the effectiveness of the registration statement, or the prompt lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, in each case, as promptly as reasonably practicable;

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

(o)        provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

(p)        use its best efforts to make available its senior management, employees and personnel for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters (taking into account the reasonable needs of the Company’s businesses and the requirements of the marketing process) in marketing the Registrable Securities in any underwritten offering;

(q)        promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement), and prior to the filing of any free writing prospectus, provide copies of such document to counsel for each Participating Holder and to each managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning the Participating Holders prior to the filing thereof as counsel for the Participating Holders or underwriters may reasonably request;

(r)        furnish to counsel for each Participating Holder and to each managing underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendments or supplements thereto, including financial statements and schedules, all documents incorporated therein by reference, the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus filed under Rule 424 under the Securities Act and all exhibits (including those incorporated by reference) and any free writing prospectus utilized in connection therewith;

(s)        cooperate with the Participating Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement at least two Business Days prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Participating Holders at least two Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof;

(t)        cooperate with any due diligence investigation by any Manager, underwriter or Participating Holder and make available such documents and records of the Company and its Subsidiaries that they reasonably request (which, in the case of the Participating Holder, may be subject to the execution by the Participating Holder of a customary confidentiality agreement in a form which is reasonably satisfactory to the Company);

(u)        take no direct or indirect action prohibited by Regulation M under the Exchange Act;

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

(v)    take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities;

(w)    take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by Section 2.1 or 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(x)    in connection with any underwritten offering, if at any time the information conveyed to a purchaser at the time of sale includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, promptly file with the SEC such amendments or supplements to such information as may be necessary so that the statements as so amended or supplemented will not, in light of the circumstances, be misleading.

To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any Demand Registration Request is submitted to the Company, and such Demand Registration Request requests that the Company file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3, the Company shall file an automatic shelf registration statement which covers those Registrable Securities which are requested to be registered. The Company shall use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which the Registrable Securities remain Registrable Securities. If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the automatic shelf registration statement has been outstanding for at least three years, at the end of the third year the Company shall refile a new automatic shelf registration statement covering the Registrable Securities. If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

If the Company files any shelf registration statement for the benefit of the holders of any of its securities other than the Holders, the Company agrees that it shall include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

Holders may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.1, 2.2, or 2.4 that each Participating Holder shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company may from time to time reasonably request so long as such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration.

If any such registration statement or comparable statement under state “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.

2.5.    Registration Expenses. All Expenses incurred in connection with any registration, filing, qualification or compliance pursuant to Article 2 shall, to the fullest extent permitted by applicable law, be borne by the Company, whether or not a registration statement becomes effective or the offering is consummated. All underwriting discounts and all selling commissions relating to securities registered by the Participating Holders shall be borne by the holders of such securities pro rata in accordance with the number of shares sold in the offering by such Participating Holder.

2.6.    Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 pursuant to an underwritten offering, or, in the case of a registration under Section 2.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to the underwriting agreement and no Person may participate in such registration or offering unless such Person (i) agrees to sell such Person’s securities on the basis provided therein and completes and executes all reasonable questionnaires, and other documents (including custody agreements and powers of attorney) which must be executed in connection therewith; provided, however, that all such documents shall be consistent with the provisions hereof, and (ii) provides such other information to the Company or the underwriter as may be necessary to register such Person’s securities.

2.7.    Limitations on Sale or Distribution of Other Securities.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

(a)    Each Holder and Specified Holder agrees, (i) to the extent requested in writing by a managing underwriter, if any, of any registration effected pursuant to Section 2.1 in which such Holder is selling Company Shares, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Company Shares, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 90 days and (ii) to the extent requested in writing by a managing underwriter of any underwritten public offering effected by the Company for its own account in which such Holder is selling Company Shares, not to sell any Company Shares (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall not exceed 90 days subject to the same exceptions as provided in the lock-up provisions contained in the underwriting agreement for the IPO; and, if so requested, each Holder or Specified Holder, as applicable, agrees to enter into a customary lock-up agreement with such managing underwriter.

(b)    The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not sell, transfer, or otherwise dispose of, any Company Shares, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Company Shares Equivalent), until a period of 90 days shall have elapsed from the effective date of such previous registration.

2.8.    No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder or Specified Holder, as applicable, to sell any Registrable Securities pursuant to any effective registration statement. A Holder or Specified Holder is not required to include any of its Registrable Securities in any registration statement, is not required to sell any of its Registrable Securities which are included in any effective registration statement, and may sell any of its Registrable Securities in any manner in compliance with applicable law even if such shares are already included on an effective registration statement.

2.9.    Indemnification.

(a)    In the event of any registration and/or offering of any securities of the Company under the Securities Act pursuant to this Article 2, the Company will, and hereby agrees to, and hereby does, indemnify and hold harmless, to the fullest extent permitted by applicable law, each Holder or Specified Holder, as applicable, its directors, officers, fiduciaries, trustees, employees, shareholders, members or general and limited partners (and the directors, officers, fiduciaries, employees, shareholders, members, beneficiaries or general and limited partners thereof), any underwriter (as defined in the Securities Act) for such Holder, Specified Holder and each Person, if any, who controls

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

such Holder or underwriter within the meaning of the Securities Act or Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Claims”), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary or final prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact in the information conveyed by the Company to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or (iv) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will, to the fullest extent permitted by applicable law, reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary or final prospectus or free writing prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

(b)    Each Participating Holder shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9), to the fullest extent permitted by applicable law, the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act, each underwriter (within the meaning of the Securities Act) of the Company’s securities covered by such a registration statement, any Person who controls such underwriter, and any other Holder or Specified Holder selling securities in such registration statement and each of its directors, officers, partners or agents or any Person who controls such Holder or Specified Holder with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

material fact from, such registration statement, any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Participating Holder, specifically for use therein and will, to the fullest extent permitted by applicable law, reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Participating Holder shall be required to pay pursuant to this Section 2.9(b) and 2.9(c) and (e) shall in no case be greater than the amount of the net proceeds actually received by such Participating Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim. The Company and each Participating Holder hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such Participating Holders to the contrary, for all purposes of this Agreement, the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary or final prospectus or amendment or supplement thereto or any free writing prospectus are statements specifically relating to (a) the beneficial ownership of Company Shares by such Participating Holder and its Affiliates and (b) the name and address of such Participating Holder. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder or Specified Holder.

(c)    Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each Participating Holder with respect to any required registration or other qualification of securities under any applicable securities and state “blue sky” laws.

(d)    Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 2. In case any action or proceeding is brought against an indemnified party, the indemnifying party shall be entitled to (x) participate in such action or proceeding and (y) unless, in the reasonable opinion of outside counsel to the indemnified party, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume the defense thereof jointly with any other indemnifying party similarly notified, with counsel reasonably satisfactory to such indemnified party. The indemnifying party shall promptly notify the indemnified party of its decision to assume the defense of such action or proceeding. If, and after, the indemnified party has received such notice from the indemnifying party, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in

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connection with the defense of such action or proceeding other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal or equitable defenses available to such indemnified party which are not available to the indemnifying party or which may conflict with those available to another indemnified party with respect to such Claim; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have made a conclusion described in clause (ii) or (iii) above) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim), unless such settlement or compromise (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. The indemnity obligations contained in Sections 2.9(a) and 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the indemnified party which consent shall not be unreasonably withheld.

(e)    If for any reason the foregoing indemnity is held by a court of competent jurisdiction to be unavailable to an indemnified party under Section 2.9(a), (b) or (c), then each applicable indemnifying party shall, to the fullest extent permitted by applicable law, contribute to the amount paid or payable to such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such Claim as well as any other relevant equitable considerations. The relative fault shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of

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the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(e) to contribute any amount greater than the amount of the net proceeds actually received by such indemnifying party upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c).

(f)    The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract (except as set forth in subsection (h) below) and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party and the completion of any offering of Registrable Securities in a registration statement.

(g)    The indemnification and contribution required by this Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided, however, that the recipient thereof hereby undertakes to repay such payments if and to the extent it shall be determined by a court of competent jurisdiction that such recipient is not entitled to such payment hereunder.

(h)    If a customary underwriting agreement shall be entered into in connection with any registration pursuant to Section 2.1 or 2.2, the indemnity, contribution and related provisions set forth therein shall supersede the indemnification and contribution provisions set forth in this Section 2.9.

3.      Underwritten Offerings.

3.1.    Requested Underwritten Offerings. If the Initiating Holders request an underwritten offering pursuant to a registration under Section 2.1 (pursuant to a request for a registration statement to be filed in connection with a specific underwritten offering or a request for a shelf takedown in the form of an underwritten offering), the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall (i) be satisfactory in form and substance to the Initiating Holder(s) and the Majority Participating Holders, (ii) contain terms not inconsistent with the provisions of this Agreement and (iii) contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements on substantially the same terms as those contained herein (it

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being understood that an underwriting agreement in substantially the form of the underwriting agreement for the IPO shall be deemed to satisfy the foregoing requirements). Every Participating Holder shall be a party to such underwriting agreement and may, at its option, require, to the fullest extent permitted by applicable law, that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also shall be made to and for the benefit of such Participating Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Participating Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Participating Holder for inclusion in the registration statement. Each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of distribution; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement for indemnity, contribution or otherwise shall be limited to the amount of the net proceeds received by such Holder or Specified Holder, as applicable, upon the sale of the Registrable Securities pursuant to the registration statement and shall be limited to liability for written information specifically provided by such Participating Holder for use in the registration statement and prospectus.

3.2.    Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2 which involves an underwritten offering, if the Company shall enter into an underwriting agreement in connection therewith, then all of the Participating Holders’ Registrable Securities to be included in such registration shall be subject to such underwriting agreement. Any Participating Holder may, at its option, require, to the fullest extent permitted by applicable law, that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Participating Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Participating Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Participating Holder for inclusion in the registration statement. Each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of distribution; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement for indemnity, contribution or otherwise shall be limited to the amount of the net proceeds received by such Participating Holder upon the sale of the Registrable Securities pursuant to the registration statement and shall be limited to liability for written information specifically

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provided by such Participating Holder for use in the registration statement and prospectus.

4.      General.

4.1.    Adjustments Affecting Registrable Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, share exchange, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

4.2.    Rule 144 and Rule 144A. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Company Shares or Company Shares Equivalents, the Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act, as such Rule may be amended (“Rule 144”)) or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales by such Holder under Rule 144, Rule 144A under the Securities Act, as such Rule may be amended (“Rule 144A”), or any similar rules or regulations hereafter adopted by the SEC, and (ii) it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144, (B) Rule 144A or (C) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

4.3.    Amendments and Waivers; Termination. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the affected Holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 4.3 shall be binding upon each Holder, each Specified Holder and the Company. Any waiver of any breach or default by any other party of any of the terms of this Agreement effected in accordance

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with this Section 4.3 shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived. No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by any party to assert its or his or her rights hereunder on any occasion or series of occasions. This Agreement will terminate as to any Holder and any Specified Holder when it no longer holds any Registrable Securities.

4.4.    If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder or Specified Holder of such Registrable Securities for purposes of any request or other action by any Holder(s) or Specified Holder(s) of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder(s) or Specified Holder(s) of Registrable Securities contemplated by this Agreement); provided, however, that the Company shall have received evidence reasonably satisfactory to it of such beneficial ownership.

4.5.    Notices. Unless otherwise specified herein, all notices, consents, approvals, reports, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be given, made or delivered (and shall be deemed to have been duly given, made or delivered upon receipt) by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery, in each case addressed to the Company at the address set forth below or to the applicable Holder or Specified Holder at the address indicated on Schedule A and Schedule B hereto (or at such other address for a Holder as shall be specified by like notice):

if to the Company, to it at:

Royalty Pharma plc

110 E 59th Street

New York, NY 10022

Attention: George Lloyd

E-mail:  glloyd@royaltypharma.com

with copies (which shall not constitute actual notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: Richard D. Truesdell, Jr.

Facsimile: (212) 701-5674

E-mail:  richard.truesdell@davispolk.com

4.6.    Successors and Assigns.

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(a)    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns.

(b)    A Holder may Assign his, her or its rights under this Agreement without the Company’s consent to an Assignee of Registrable Securities which (i) is with respect to any Holder, the spouse, parent, sibling, descendant, niece or nephew of such Holder, or the spouse or descendant thereof, and (C) any trust, limited liability company, limited partnership, private foundation or other estate planning vehicle for such Holder or for the benefit of any of the foregoing or other persons pursuant to the laws of descent and distribution, or (ii) is a legatee, executor or other fiduciary pursuant to a last will and testament of the Holder or pursuant to the terms of any trust which take effect upon the death of the Holder. In addition, any Holder may Assign his, her or its rights under this Agreement without the Company’s prior written consent so long as such Assignment (i) occurs in connection with the transfer of all, but not less than all, of such Holder’s Registrable Securities in a single transaction in the case of such an Assignment by a Holder and (ii) results in such Assignment to a single Assignee. Subject to subsection (c) below, any Assignment shall be conditioned upon prior written notice to the Company identifying the name and address of such Assignee and any other material information as to the identity of such Assignee as may be reasonably requested, and Schedule A hereto shall be updated to reflect such Assignment.

(c)    Notwithstanding anything to the contrary contained in this Section 4.6, any Holder may elect to transfer all or a portion of its Registrable Securities to any third party without Assigning its rights hereunder with respect thereto, provided that in any such event all rights under this Agreement with respect to the Registrable Securities so transferred shall cease and terminate.

4.7.    Limitations on Subsequent Registration Rights. From and after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public, the Company may, without the prior written consent of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company which provides such holder or prospective holder of securities of the Company comparable, but not conflicting, registration rights granted to the Holders hereby.

4.8.    Entire Agreement. This Agreement and the other agreements referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede any prior agreement or understanding among them with respect to the matters referred to herein.

4.9.    Governing Law; Waiver of Jury Trial; Jurisdiction.

(a)    Governing Law. This Agreement is governed by and will be construed in accordance with the laws of the State of New York, excluding any conflict-of-laws rule or principle (whether of New York or any other jurisdiction) that might refer the governance or the construction of this Agreement to the law of another jurisdiction.

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(b)    Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. The Company or any Holder may file an original counterpart or a copy of this Section 4.9(b) with any court as written evidence of the consent of any of the parties hereto to the waiver of their rights to trial by jury.

(c)    Jurisdiction. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the courts of the State of New York located in the county and city of New York in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the courts of the State of New York located in the county and city of New York and (iv) to the fullest extent permitted by law, consents to service being made through the notice procedures set forth in Section 4.5. Each party hereto hereby agrees that, to the fullest extent permitted by law, service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 4.5 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.

4.10.    Interpretation; Construction.

(a)    The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(b)    The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

4.11.    Counterparts. This Agreement may be executed (including by facsimile transmission or other electronic signature of this Agreement signed by such party (via PDF, TIFF, JPEG or the like)) with counterpart pages or in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that both parties need not sign the same counterpart. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Agreement or any document to be signed in

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connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means

4.12.    Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall be construed by limiting it so as to be valid, legal and enforceable to the maximum extent provided by law and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

4.13.    Specific Performance. It is hereby agreed and acknowledged that it will be impossible to measure the money damages that would be suffered if the parties fail to comply with any of the obligations imposed on them by this Agreement and that, in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Each party hereto shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

4.14.    Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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COMPANY

ROYALTY PHARMA PLC

By:	/s/ Pablo Legorreta
Name:
Title:

[Signature Page to Registration Rights Agreement]

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HOLDERS:

M. GERMANO GIULIANI

By:	/s/ M. Germano Giuliani

CARLOS RODRIGUEZ-PASTOR

By:	/s/ Carlos Rodriguez-Pastor

STANISLAS PONIATOWSKI

By:	/s/ Stanislas Poniatowski

[Signature Page to Registration Rights Agreement]

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SPECIFIED HOLDERS:

PABLO LEGORRETA

By:	/s/ Pablo Legorreta

TERRANCE COYNE

By:	/s/ Terrance Coyne

CHRISTOPHER HITE

By:	/s/ Christopher Hite

GEORGE LLOYD

By:	/s/ George Lloyd

[Signature Page to Registration Rights Agreement]

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JAMES REDDOCH

By:	/s/ James Reddoch

BONNIE BASSLER

By:	/s/ Bonnie Bassler

ERROL DE SOUZA

By:	/s/ Errol De Souza

CATHERINE ENGELBERT

By:	/s/ Catherine Engelbert

WILLIAM FORD

By:	/s/ William Ford

GREG NORDEN

By:	/s/ Greg Norden

RORY RIGGS

By:	/s/ Rory Riggs

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SCHEDULE A

Party	Address
M. Germano Guiliani
Carlos Rodriguez-Pastor
Stanislas Poniatowski

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SCHEDULE B

Party	Address
Pablo Legorreta	110 E 59th Street, New York, NY 10022
Terrance Coyne	110 E 59th Street, New York, NY 10022
Christopher Hite	110 E 59th Street, New York, NY 10022
George Lloyd	110 E 59th Street, New York, NY 10022
James Reddoch	110 E 59th Street, New York, NY 10022
Bonnie Bassler	110 E 59th Street, New York, NY 10022
Errol De Souza	110 E 59th Street, New York, NY 10022
Catherine Engelbert	110 E 59th Street, New York, NY 10022
William Ford	110 E 59th Street, New York, NY 10022
M. Germano Giuliani	110 E 59th Street, New York, NY 10022
Greg Norden	110 E 59th Street, New York, NY 10022
Rory Riggs	110 E 59th Street, New York, NY 10022